Exhibit 99.1

CONTACT Donna Giordano 972-471-6512 ir@mannatech.com

Mannatech Announces Results of Annual Shareholders’ Meeting

COPPELL, Texas—June 3, 2016— Mannatech®, Incorporated (NASDAQ: MTEX), a global health and wellness company committed to transforming lives to make a better world, announced that its shareholders passed all proposals put to a vote at the company’s annual shareholder meeting held Thursday, June 2, 2016.

Mannatech’s Chairman of the Board, J. Stanley Fredrick, chaired the meeting and David Johnson, Mannatech’s Chief Financial Officer, spoke to the shareholders sharing the company’s financial results for 2015 and the first quarter of 2016.

There were 2,706,986 outstanding shares of Mannatech’s common stock as of April 11, 2016 entitled to vote and 2,039,606 shares, or 75.3%, represented at the meeting, either in person or by proxy.

The following matters were submitted and voted upon at the meeting:

1. Mannatech shareholders voted to elect two individuals to the Board of Directors as a Class II Director as set forth below:

Name	Number of Shares For	Number of Shares Withheld	Broker Non-Votes
J. Stanley Fredrick	1,183,911	65,090	790,605
Eric W. Schrier	1,184,123	64,878	790,605

2. Mannatech shareholders voted to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2016 as set forth below:

Number of Shares For	Number of Shares Against	Number of Shares Abstaining
2,000,847	22,042	16,717

3. Mannatech shareholders approved, on an advisory basis, the compensation of the company’s named executive officers as set forth below:

Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
1,221,469	22,655	4,877	790,605

To begin transforming your life or the lives of those around you, please visit Mannatech.com.

About Mannatech
Mannatech, Incorporated, offers a profound wellness experience through a financially rewarding opportunity that makes a difference in the lives of people across the world. Through its innovative glyconutrition products, Mannatech transforms lives, providing an unprecedented level of natural wellness, freedom and purpose. With more than 20 years of experience and operations in more than 25 countries, Mannatech is committed to transforming lives. For more information, visit Mannatech.com.

Please note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “intend” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties and other factors. Some of these factors include, among others, Mannatech’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes and its planned growth into new international markets. Although Mannatech believes that the expectations, statements and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.